UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

PureCycle Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PURECYCLE

P.O. BOX 8016, CARY, NC 27512-9903



Your vote matters!

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice regarding the availability of Proxy Materials for PureCycle Technologies, Inc. Annual Meeting of Shareholders to be held On May 7, 2026 ("Meeting") for Shareholders of record as of March 17, 2026

PureCycle Technologies, Inc.

Annual Meeting of Shareholders

Thursday, May 7, 2026 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PCT for more details

IMPORTANT: To attend the Meeting online and/or participate you must register at www.proxydocs.com/PCT.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the Meeting go to www.proxydocs.com/PCT

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under U.S. Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or email copy of the proxy materials for the Meeting you must submit a request on or before April 27, 2026. There is no charge for requesting a copy of the proxy materials.

To order paper or e-mail materials, use one of the following methods.

Internet:
www.investorelections.com/PCT

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Email:
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*If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquires should be included with your e-mail requesting material.

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Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

PureCycle Technologies, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Elect the nine (9) Directors proposed in the accompanying Proxy Statement, each to serve for a one-year term. 1.01 Steven Bouck 1.02 Tanya Burnell 1.03 Daniel Coombs 1.04 Daniel Gibson 1.05 Allen Jacoby 1.06 Siri Jirapongphan 1.07 Valerie Mars 1.08 Fernando Musa 1.09 Dustin Olson 2. RATIFY 2026. the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 3. APPROVE, on an advisory basis, our named executive officer compensation.